UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06669

Name of Fund: BlackRock Capital Appreciation Fund, Inc.

Fund Address:     100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Capital Appreciation Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 441-7762

Date of fiscal year end: 09/30/2015

Date of reporting period: 03/31/2015

Item 1 – Report to Stockholders

MARCH 31, 2015

SEMI-ANNUAL REPORT (UNAUDITED)	BLACKROCK®

BlackRock Capital Appreciation Fund, Inc.

Not FDIC Insured ¡ May Lose Value ¡ No Bank Guarantee

Table of Contents

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses are also available on BlackRock’s website.

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Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1. Access the BlackRock website at blackrock.com

2. Select “Access Your Account”

3. Next, select “eDelivery” in the “Related Resources” box and follow the sign-up instructions

2	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

The Markets in Review

Dear Shareholder,

Market volatility has remained low from a long-term perspective, but increased over the course of 2014 amid higher valuations in risk assets (such as equities and high yield bonds), geopolitical risks, uneven global economic growth and uncertainty around policy moves from the world’s largest central banks. As the U.S. Federal Reserve (the “Fed”) gradually reduced its bond buying program (which ultimately ended in October 2014), U.S. interest rates surprisingly trended lower and stock prices forged ahead despite high valuations on the back of a multi-year bull market. Geopolitical tensions intensified in Ukraine and the Middle East and oil prices became highly volatile in the middle of the summer, stoking worries about economic growth outside the United States. As the U.S. economy continued to show steady improvement, the stronger data caused concern among investors that the Fed would raise short-term rates sooner than previously anticipated. The U.S. dollar appreciated and global credit markets tightened, ultimately putting a strain on investor flows, and financial markets broadly weakened in the third quarter.

U.S. economic growth picked up considerably in the fourth quarter while the broader global economy showed signs of slowing. U.S. markets significantly outperformed international markets even as the European Central Bank (“ECB”) and the Bank of Japan eased monetary policy, which drove further strengthening in the U.S. dollar. Oil prices plummeted in the fourth quarter due to a global supply-and-demand imbalance, sparking a selloff in energy-related assets and stress in emerging markets. Fixed income investors piled into U.S. Treasuries as their persistently low yields became relatively attractive as compared to international sovereign debt.

Equity markets reversed in the first quarter of 2015 and U.S. stocks underperformed international markets, notably Europe and Japan, but also emerging markets. Investors had held high expectations for the U.S. economy, but after a harsh winter, first-quarter data disappointed and high valuations took their toll on U.S. stocks. Meanwhile, economic reports in Europe and Asia easily beat investors’ very low expectations for those economies, and accommodative policies from global central banks helped international equities rebound. The ECB’s asset purchase program (announced in January and commenced in March) was the largest in scale and effect on the markets. Overall, market volatility decreased in the first quarter as global risks abated, with a ceasefire in Ukraine and an improving outlook for Greece’s continued membership in the Eurozone.

At BlackRock, we believe investors need to think globally, extend their scope across a broad array of asset classes and be prepared to move freely as market conditions change over time. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of March 31, 2015
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	5.93%	12.73%
U.S. small cap equities (Russell 2000® Index)	14.46	8.21
International equities (MSCI Europe, Australasia, Far East Index)	1.13	(0.92)
Emerging market equities (MSCI Emerging Markets Index)	(2.37)	0.44
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.01	0.03
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	6.25	9.88
U.S. investment grade bonds (Barclays U.S. Aggregate Bond Index)	3.43	5.72
Tax-exempt municipal bonds (S&P Municipal Bond Index)	2.29	6.60
U.S. high yield bonds (Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	1.50	2.00

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of March 31, 2015

Investment Objective

BlackRock Capital Appreciation Fund, Inc.’s (the “Fund”) investment objective is to seek long-term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the six-month period ended March 31, 2015, the Fund outperformed its benchmark, the Russell 1000® Growth Index, and the broad-market S&P 500® Index. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

Relative to the Russell 1000® Growth Index, the Fund’s holdings in the health care sector were the largest contributors to performance, with Valeant Pharmaceuticals International Inc. and United Therapeutics Corp. having the most positive impact. Valeant Pharmaceuticals International’s shares gained early in the reporting period as the controversy surrounding its bid for Allergan, Inc. ended with news Allergan would be acquired by Actavis PLC. More recently, the company’s shares responded favorably to its plan to acquire Salix Pharmaceuticals Ltd., establishing its presence in the gastrointestinal therapeutics market. United Therapeutics’ stock price climbed after receiving a favorable ruling in its patent infringement lawsuit against competitor Sandoz. Greater appreciation for the potential of the company’s oral version of Remodulin may also have lent support to the stock price.

•

Positive relative performance was also supported by favorable stock selection in the information technology (“IT”) sector. Most advantageous was the Fund’s lack of exposure to both Microsoft Corp. and International Business Machines Corp. (IBM). The Fund’s lack of exposure to Microsoft had been due to the investment advisor’s concerns around the declining profit growth from PCs and the Windows business. These concerns proved accurate early in 2015 as the company reported disappointing December quarterly results due to a larger than expected decline in its PC businesses. IBM was a significant underperformer in the first half of the reporting period as the secular pressures of cloud, mobile and infrastructure commoditization resulted in the company’s worst earnings miss in a decade. Also adding value in IT was the Fund’s position in Visa Inc., which outperformed as the company’s quarterly financial results and outlook for 2015 both exceeded expectations.

•	Elsewhere, the Fund benefited from limited exposure to the energy sector, especially the energy equipment & services industry, as well as a position in athletic apparel maker lululemon athletica inc.
•

Conversely, the Fund’s positioning in the industrials and consumer discretionary sectors was the prime detractor from performance. Aerospace & defense constrained relative performance within industrials, while internet & catalog retail holdings and underexposure to the strong-performing specialty retail segment had the greatest negative impact within consumer discretionary.

•

The largest detractors at the individual stock level were Google Inc. and Wynn Resorts Ltd. Google shares lost ground as the company’s third-quarter results came in below expectations on both the top and bottom lines due to slowing in advertising growth and higher costs. Wynn Resorts underperformed as China’s anti-corruption campaign intensified, causing gaming revenues in Macau to fall below expectations and, in turn, leading to negative earnings revisions for the company; the position was eliminated from the Fund by the end of the reporting period.

•	The Fund’s positions in Precision Castparts Corp., Baidu Inc. and VMware Inc. also detracted from relative returns.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the six-month period, the Fund’s weighting in the IT sector increased, most notably within the software and IT services industries. The allocation to consumer staples increased as well, mainly within beverages and food & staples retailing. The Fund’s weighting in the industrials sector decreased, largely within electrical equipment and aerospace & defense. Exposure to consumer discretionary also declined, particularly with respect to media and hotels, restaurants & leisure.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweights relative to the Russell 1000® Growth Index were in IT, particularly the internet software & services industry, and health care, with an emphasis on the pharmaceuticals and biotechnology industries. Industrials and consumer staples were the largest underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Total Return Based on a $10,000 Investment

[1]

Assuming maximum sales charges, if any, transaction costs and other operating expenses, including investment advisory fees and administration fees, if any. Institutional Shares do not have a sales charge.

[2]

The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have exhibited above-average growth rates in earnings over the long-term.

[3]

An unmanaged index that measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

[4]	An unmanaged index that covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

Performance Summary for the Period Ended March 31, 2015
		Average Annual Total Returns[5]
		1 Year		5 Years		10 Years
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
BlackRock	9.89%	15.83%	N/A	12.79%	N/A	8.73%	N/A
Institutional	9.80	15.68	N/A	12.68	N/A	8.59	N/A
Investor A	9.69	15.40	9.34%	12.38	11.17%	8.28	7.70%
Investor B	9.06	14.25	10.23	11.28	11.01	7.54	7.54
Investor C	9.24	14.48	13.59	11.47	11.47	7.48	7.48
Class R	9.55	15.11	N/A	12.04	N/A	7.90	N/A
Russell 1000® Growth Index	8.81	16.09	N/A	15.63	N/A	9.36	N/A
S&P 500® Index	5.93	12.73	N/A	14.47	N/A	8.01	N/A

[5]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

N/A—Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]	Beginning Account Value October 1, 2014	Ending Account Value March 31, 2015	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock	$1,000.00	$1,098.90	$3.56	$1,000.00	$1,021.54	$3.43	0.68%
Institutional	$1,000.00	$1,098.00	$4.29	$1,000.00	$1,020.84	$4.13	0.82%
Investor A	$1,000.00	$1,096.90	$5.59	$1,000.00	$1,019.60	$5.39	1.07%
Investor B	$1,000.00	$1,090.60	$11.00	$1,000.00	$1,014.41	$10.60	2.11%
Investor C	$1,000.00	$1,092.40	$9.70	$1,000.00	$1,015.66	$9.35	1.86%
Class R	$1,000.00	$1,095.50	$7.00	$1,000.00	$1,018.25	$6.74	1.34%

[6]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 365.
See “Disclosure of Expenses” on page 7 for further information on how expenses were calculated.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	5

About Fund Performance

•

BlackRock and Institutional Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to certain eligible investors. Prior to June 28, 2010, BlackRock Shares performance results are those of the Institutional Shares of BlackRock Capital Appreciation Portfolio, a series of BlackRock FundsSM (the “Predecessor Fund”). Prior to June 28, 2010, Institutional Shares performance results are those of the Institutional Shares of the Predecessor Fund restated to reflect Institutional Share fees.

•

Investor A Shares are subject to a maximum initial sales charge (front-end load) of 5.25% and a service fee of 0.25% per year (but no distribution fee). Certain redemptions of these shares may be subject to a contingent deferred sales charge (“CDSC”) where no initial sales charge was paid at the time of purchase. These shares are generally available through financial intermediaries.

•

Investor B Shares are subject to a maximum CDSC of 4.50% declining to 0% after six years. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion. These shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans.

•

Investor C Shares are subject to a 1.00% CDSC if redeemed within one year of purchase. In addition, these shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. These shares are generally available through financial intermediaries.

•	Class R Shares are not subject to any sales charge. These shares are subject to a distribution fee of 0.25% per year and a service fee of

0.25% per year. These shares are available only to certain employer-sponsored retirement plans. Prior to June 28, 2010, Class R Shares performance results are those of the Institutional Shares of the Predecessor Fund (which have no distribution or service fees) restated to reflect Class R Share fees.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all distributions, if any, at net asset value (“NAV”) on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Distributions paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Performance for the Fund for periods prior to June 28, 2010 is based on performance of the Predecessor Fund, that reorganized with the Fund on that date.

BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, waived and/or reimbursed a portion of the Fund’s expenses. Without such waiver and/or reimbursement, the Fund’s performance would have been lower. The Manager is under no obligation to waive or reimburse or to continue waiving or reimbursing its fees after the applicable termination date. See Note 5 of the Notes to Financial Statements for additional information on waivers and reimbursements.

6	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses and other Fund expenses. The expense example on the previous page (which is based on a hypothetical investment of $1,000 invested on October 1, 2014 and held through March 31, 2015) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense example provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund and share class under the heading entitled “Expenses Paid During the Period.”

The expense example also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense example are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Fund may invest in various derivative financial instruments. Derivative financial instruments are used to obtain exposure to a security, index and/or market without owning or taking physical custody of securities or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage. Derivative financial instruments also involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Fund’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	7

Portfolio Information

As of March 31, 2015

Ten Largest Holdings	Percent of Long-Term Investments

Apple Inc.	5%
Facebook, Inc., Class A	5
United Therapeutics Corp.	4
Visa, Inc., Class A	4
Vertex Pharmaceuticals, Inc.	3
Google, Inc., Class A	3
Twenty-First Century Fox, Inc., Class A	3
AbbVie, Inc.	3
salesforce.com, Inc.	3
Dollar General Corp.	3

Sector Allocation	Percent of Long-Term Investments

Information Technology	37%
Health Care	23
Consumer Discretionary	21
Financials	7
Industrials	4
Consumer Staples	4
Energy	3
Materials	1

For Fund compliance purposes, the Fund’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease.

8	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Schedule of Investments March 31, 2015 (Unaudited)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 0.5%
Precision Castparts Corp.	89,283	$18,749,430
Airlines — 1.4%
Spirit Airlines, Inc. (a)(b)	678,803	52,512,200
Auto Components — 0.8%
Delphi Automotive PLC	358,316	28,572,118
Banks — 1.3%
JPMorgan Chase & Co.	785,500	47,585,590
Beverages — 1.2%
Constellation Brands, Inc., Class A (a)	372,584	43,297,987
Biotechnology — 8.3%
Regeneron Pharmaceuticals, Inc. (a)	100,640	45,436,947
United Therapeutics Corp. (a)(b)	816,105	140,725,066
Vertex Pharmaceuticals, Inc. (a)	1,017,321	120,013,358

		306,175,371
Chemicals — 0.6%
Ecolab, Inc.	207,379	23,720,010
Consumer Finance — 1.3%
Discover Financial Services	830,727	46,811,466
Diversified Financial Services — 2.9%
Berkshire Hathaway, Inc., Class B (a)	335,266	48,385,589
Moody’s Corp.	550,117	57,102,145

		105,487,734
Food & Staples Retailing — 1.7%
CVS Health Corp.	264,319	27,280,364
Whole Foods Market, Inc.	640,960	33,381,197

		60,661,561
Food Products — 1.2%
The Hershey Co.	419,302	42,311,765
Health Care Providers & Services — 4.4%
Express Scripts Holding Co. (a)(b)	697,640	60,534,223
Humana, Inc.	320,873	57,121,811
UnitedHealth Group, Inc.	367,009	43,413,495

		161,069,529
Health Care Technology — 0.5%
athenahealth, Inc. (a)(b)	138,674	16,556,289
Internet & Catalog Retail — 5.0%
Netflix, Inc. (a)	214,779	89,496,262
TripAdvisor, Inc. (a)(b)	1,119,162	93,080,704

		182,576,966
Internet Software & Services — 17.2%
Alibaba Group Holding Ltd. — ADR (a)(b)	647,284	53,879,920
Baidu, Inc. — ADR (a)	430,653	89,748,085
Facebook, Inc., Class A (a)	2,048,244	168,396,380
Google, Inc., Class A (a)	205,815	114,165,581
LinkedIn Corp., Class A (a)	321,140	80,240,040
Tencent Holdings Ltd.	3,536,800	67,163,540

Common Stocks	Shares	Value
Internet Software & Services (concluded)
Yahoo!, Inc. (a)	1,318,695	$58,596,212

		632,189,758
IT Services — 7.6%
Alliance Data Systems Corp. (a)	301,889	89,434,616
MasterCard, Inc., Class A	559,624	48,345,917
Visa, Inc., Class A	2,149,104	140,572,893

		278,353,426
Media — 7.1%
Liberty Global PLC, Series A (a)(b)	1,915,606	98,596,241
Twenty-First Century Fox, Inc., Class A	3,328,608	112,640,095
The Walt Disney Co.	459,979	48,247,197

		259,483,533
Multiline Retail — 2.8%
Dollar General Corp.	1,341,544	101,125,587
Oil, Gas & Consumable Fuels — 2.8%
Concho Resources, Inc. (a)	609,063	70,602,583
Pioneer Natural Resources Co.	194,044	31,728,134

		102,330,717
Pharmaceuticals — 9.9%
AbbVie, Inc.	1,880,449	110,081,484
Actavis PLC (a)	202,358	60,225,788
Mallinckrodt PLC (a)	349,045	44,206,549
Perrigo Co. PLC	463,479	76,728,948
Valeant Pharmaceuticals International, Inc. (a)	369,831	73,455,833

		364,698,602
Real Estate Investment Trusts (REITs) — 1.0%
Crown Castle International Corp.	466,455	38,501,196
Road & Rail — 2.5%
Union Pacific Corp.	858,206	92,952,292
Software — 6.2%
Oracle Corp.	1,773,010	76,505,382
salesforce.com, Inc. (a)	1,538,362	102,777,965
Splunk, Inc. (a)	349,689	20,701,589
Workday, Inc., Class A (a)	328,058	27,691,376

		227,676,312
Specialty Retail — 2.6%
The Home Depot, Inc.	568,842	64,626,140
Restoration Hardware Holdings, Inc. (a)	305,944	30,346,585

		94,972,725
Technology Hardware, Storage & Peripherals — 5.9%
Apple Inc.	1,551,152	193,009,843
SanDisk Corp.	395,259	25,146,378

		218,156,221
Textiles, Apparel & Luxury Goods — 2.2%
lululemon athletica, inc. (a)	745,774	47,744,451

Portfolio Abbreviation
ADR	American Depositary Receipts

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Textiles, Apparel & Luxury Goods (concluded)
NIKE, Inc., Class B	345,932	$34,707,358

		82,451,809
Total Common Stocks — 98.9%		3,628,980,194

Preferred Stock
Software — 1.2%
Palantir Technologies, Inc., Series I (Acquired 2/07/14, cost $31,222,542) (a)(c)	5,093,400	45,280,326
Total Long-Term Investments (Cost — $2,834,711,961) — 100.1%		$3,674,260,520

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, TempFund, Institutional Class, 0.06% (d)(e)	13,657,687	$13,657,687

	Beneficial Interest (000)
BlackRock Liquidity Series, LLC, Money Market Series, 0.22% (d)(e)(f)	$85,027	85,027,318
Total Short-Term Securities
(Cost — $98,685,005) — 2.7%		98,685,005
Total Investments (Cost — $2,933,396,966) — 102.8%		3,772,945,525
Liabilities in Excess of Other Assets — (2.8)%		(103,049,976)

Net Assets — 100.0%		$3,669,895,549

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale. As of report date, the Fund held restricted securities with a current value of $45,280,326 and an original cost of $31,222,542 which was 1.2% of its net assets.

(d)	During the six months ended March 31, 2015, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Held at September 30, 2014	Net Activity	Shares/Beneficial Interest Held at March 31, 2015	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	—	22,578,118	13,657,687	$8,265	$2,243
BlackRock Liquidity Series, LLC, Money Market Series	$93,425,140	$(8,397,822)	$85,027,318	$110,119	—

(e)	Represents the current yield as of report date.

(f)	Security was purchased with the cash collateral from loaned securities. The Fund may withdraw up to 25% of its investment daily, although the manager of the BlackRock Liquidity Series, LLC, Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment advisor. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The categorization of a value determined for investments is based on the pricing transparency of the investment and is not necessarily an indication of the risks associated with investing in those securities. The three levels of the fair value hierarchy are as follows:

•	Level 1 — unadjusted quoted prices in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. In accordance with the Fund’s policy, transfers between different levels of the fair value disclosure hierarchy are deemed to have occurred as of the beginning of the reporting period. For information about the Fund’s policy regarding valuation of investments, refer to Note 2 of the Notes to Financial Statements.

See Notes to Financial Statements.

10	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Schedule of Investments (continued)

As of March 31, 2015, the following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$18,749,430	—	—	$18,749,430
Airlines	52,512,200	—	—	52,512,200
Auto Components	28,572,118	—	—	28,572,118
Banks	47,585,590	—	—	47,585,590
Beverages	43,297,987	—	—	43,297,987
Biotechnology	306,175,371	—	—	306,175,371
Chemicals	23,720,010	—	—	23,720,010
Consumer Finance	46,811,466	—	—	46,811,466
Diversified Financial Services	105,487,734	—	—	105,487,734
Food & Staples Retailing	60,661,561	—	—	60,661,561
Food Products	42,311,765	—	—	42,311,765
Health Care Providers & Services	161,069,529	—	—	161,069,529
Health Care Technology	16,556,289	—	—	16,556,289
Internet & Catalog Retail	182,576,966	—	—	182,576,966
Internet Software & Services	565,026,218	$67,163,540	—	632,189,758
IT Services	278,353,426	—	—	278,353,426
Media	259,483,533	—	—	259,483,533
Multiline Retail	101,125,587	—	—	101,125,587
Oil, Gas & Consumable Fuels	102,330,717	—	—	102,330,717
Pharmaceuticals	364,698,602	—	—	364,698,602
Real Estate Investment Trusts (REITs)	38,501,196	—	—	38,501,196
Road & Rail	92,952,292	—	—	92,952,292
Software	227,676,312	—	—	227,676,312
Specialty Retail	94,972,725	—	—	94,972,725
Technology Hardware, Storage & Peripherals	218,156,221	—	—	218,156,221
Textiles, Apparel & Luxury Goods	82,451,809	—	—	82,451,809
Preferred Stock:
Software	—	—	$45,280,326	45,280,326
Short-Term Securities	13,657,687	85,027,318	—	98,685,005

Total	$3,575,474,341	$152,190,858	$45,280,326	$3,772,945,525

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of March 31, 2015, collateral on securities loaned at value of $85,027,318 is categorized as Level 2 within the disclosure hierarchy.

During the six months ended March 31, 2015, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	11

Schedule of Investments (concluded)

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Securities
Assets:
Opening balance, as of September 30, 2014	$31,222,542
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1]	14,057,784
Purchases	—
Sales	—
Closing balance, as of March 31, 2015	$45,280,326

Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015[1]	$14,057,784

[1]

Any difference between Net change in unrealized appreciation/depreciation and Net change in unrealized appreciation/depreciation on investments still held at March 31, 2015 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation techniques used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of March 31, 2015.

	Value	Valuation Techniques	Unobservable Inputs	Range of Unobservable Inputs Utilized
Assets:
Preferred Stocks[2]	$45,280,326	Probability-Weighted Expected Return Model	Years to IPO[3] IPO Exit Probability[4] Discount Rate[3] Revenue Multiple[4]	1.4-2.9 95.00% 21.30% 14.0x-16.0x

[2]

For the period ended March 31, 2015, the valuation technique for an investment classified as preferred stocks changed to a Probability-Weighted Expected Return Model. The investment was previously valued utilizing a market comparable company and option pricing model approach. A Probability-Weighted Expected Return Model was considered to be a more relevant measure of fair value for this investment which leverages the most recent equity raise pre-money valuation.

[3]	Decrease in unobservable input may result in a significant increase to value, while an increase in the unobservable input may result in a significant decrease to value.

[4]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

12	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Statement of Assets and Liabilities

March 31, 2015 (Unaudited)

Assets
Investments at value — unaffiliated (including securities loaned at value of $82,486,277) (cost — $2,834,711,961)	$3,674,260,520
Investments at value — affiliated (cost — $98,685,005)	98,685,005
Capital shares sold receivable	2,365,829
Dividends receivable — unaffiliated	665,332
Dividends receivable — affiliated	1,242
Securities lending income receivable — affiliated	8,795
Prepaid expenses	99,408

Total assets	3,776,086,131

Liabilities
Collateral on securities loaned at value	85,027,318
Capital shares redeemed payable	16,370,241
Investment advisory fees payable	1,948,467
Service and distribution fees payable	966,501
Other affiliates payable	94,162
Officer’s and Directors’ fees payable	16,638
Other accrued expenses payable	1,767,255

Total liabilities	106,190,582

Net Assets	$3,669,895,549

Net Assets Consist of
Paid-in capital	$2,637,520,660
Accumulated net investment loss	(11,701,701)
Accumulated net realized gain	204,528,031
Net unrealized appreciation/depreciation	839,548,559

Net Assets	$3,669,895,549

Net Asset Value
BlackRock — Based on net assets of $454,272,144 and 17,295,503 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$26.27

Institutional — Based on net assets of $768,152,443 and 29,307,489 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$26.21

Investor A — Based on net assets of $1,718,760,782 and 69,113,105 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$24.87

Investor B — Based on net assets of $14,871,635 and 739,740 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$20.10

Investor C — Based on net assets of $638,223,960 and 31,507,064 shares outstanding, 300,000,000 shares authorized, $0.10 par value	$20.26

Class R — Based on net assets of $75,614,585 and 3,469,107 shares outstanding, 500,000,000 shares authorized, $0.10 par value	$21.80

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	13

Statement of Operations

Six Months Ended March 31, 2015 (Unaudited)

Investment Income
Dividends — unaffiliated	$9,667,645
Securities lending — affiliated — net	110,119
Dividends — affiliated	8,265

Total income	9,786,029

Expenses
Investment advisory	11,394,142
Service and distribution — Investor A	2,157,043
Service and distribution — Investor B	78,376
Service and distribution — Investor C	3,177,241
Service and distribution — Class R	197,352
Transfer agent — BlackRock	121,624
Transfer agent — Institutional	677,914
Transfer agent — Investor A	1,472,659
Transfer agent — Investor B	36,335
Transfer agent — Investor C	676,527
Transfer agent — Class R	74,609
Accounting services	249,315
Custodian	81,907
Professional	76,123
Printing	53,632
Registration	52,327
Officer and Directors	32,651
Miscellaneous	45,714

Total expenses	20,655,491
Less fees waived by the Manager	(10,722)
Less transfer agent fees waived — BlackRock	(538)
Less transfer agent fees reimbursed — BlackRock	(51,914)

Total expenses after fees waived and reimbursed	20,592,317

Net investment loss	(10,806,288)

Realized and Unrealized Gain (Loss)
Net realized gain from:
Investments	214,030,913
Capital gain distributions received from affiliated investment companies	2,243
Foreign currency transactions	180,902

214,214,058

Net change in unrealized appreciation/depreciation on:
Investments	138,033,320
Foreign currency translations	(895,116)

137,138,204

Net realized and unrealized gain	351,352,262

Net Increase in Net Assets Resulting from Operations	$340,545,974

See Notes to Financial Statements.

14	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30, 2014

Operations
Net investment loss	$(10,806,288)	$(14,393,270)
Net realized gain	214,214,058	807,231,185
Net change in unrealized appreciation/depreciation	137,138,204	(202,701,621)

Net increase in net assets resulting from operations	340,545,974	590,136,294

Distributions to Shareholders From[1]
Net realized gain:
BlackRock	(82,790,392)	(75,564,333)
Institutional	(149,440,525)	(140,169,800)
Investor A	(332,730,711)	(262,649,073)
Investor B	(3,448,082)	(3,890,530)
Investor C	(140,999,089)	(99,584,571)
Class R	(17,147,448)	(14,352,101)

Decrease in net assets resulting from distributions to shareholders	(726,556,247)	(596,210,408)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	320,976,100	(404,447,902)

Net Assets
Total decrease in net assets	(65,034,173)	(410,522,016)
Beginning of period	3,734,929,722	4,145,451,738

End of period	$3,669,895,549	$3,734,929,722

Accumulated net investment loss, end of period	$(11,701,701)	$(895,413)

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	15

Financial Highlights

	BlackRock
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$29.40	$29.44	$25.11	$20.25	$20.86	$18.72

Net investment income (loss)[2]	(0.02)	0.00 [3]	0.16	0.14	0.07	0.05
Net realized and unrealized gain (loss)	2.55	4.24	4.35	4.72	(0.68)	2.16

Net increase (decrease) from investment operations	2.53	4.24	4.51	4.86	(0.61)	2.21

Distributions from:[4]
Net investment income	—	—	(0.18)	—	—	(0.07)
Net realized gain	(5.66)	(4.28)	—	—	—	—

Total distributions	(5.66)	(4.28)	(0.18)	—	—	(0.07)

Net asset value, end of period	$26.27	$29.40	$29.44	$25.11	$20.25	$20.86

Total Return[5]
Based on net asset value	9.89%[6]	15.70%	18.12%	24.00%	(2.92)%	11.93%

Ratios to Average Net Assets
Total expenses	0.70%[7]	0.76%	0.79%	0.77%	0.76%	0.87%

Total expenses after fees waived, reimbursed and paid indirectly	0.68%[7]	0.72%	0.72%	0.72%	0.72%	0.72%

Net investment income (loss)	(0.16)%[7]	0.01%	0.63%	0.60%	0.28%	0.25%

Supplemental Data
Net assets, end of period (000)	$454,272	$395,387	$523,231	$1,010,259	$883,370	$292,967

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.80500157.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.005 per share.

[4]	Distributions for annual periods determined in accordance with federal income tax regulations.

[5]	Where applicable, assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

See Notes to Financial Statements.

16	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Financial Highlights (continued)

	Institutional
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,				Period June 28, 2010[1] to September 30, 2010
		2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$29.34	$29.39	$25.06	$20.24	$20.86	$19.39

Net investment income (loss)[2]	(0.04)	(0.02)	0.13	0.11	0.05	0.01
Net realized and unrealized gain (loss)	2.55	4.23	4.35	4.71	(0.67)	1.46

Net increase (decrease) from investment operations	2.51	4.21	4.48	4.82	(0.62)	1.47

Distributions from:[3]
Net investment income	—	—	(0.15)	—	—	—
Net realized gain	(5.64)	(4.26)	—	—	—	—

Total distributions	(5.64)	(4.26)	(0.15)	—	—	—

Net asset value, end of period	$26.21	$29.34	$29.39	$25.06	$20.24	$20.86

Total Return[4]
Based on net asset value	9.80%[5]	15.60%	17.99%	23.81%	(2.97)%	7.58%[5]

Ratios to Average Net Assets
Total expenses	0.82%[6]	0.79%	0.83%	0.84%	0.78%	0.80%[6]

Total expenses after fees waived, reimbursed and paid indirectly	0.82%[6]	0.79%	0.83%	0.84%	0.78%	0.80%[6]

Net investment income (loss)	(0.28)%[6]	(0.06)%	0.51%	0.48%	0.21%	0.08%[6]

Supplemental Data
Net assets, end of period (000)	$768,152	$878,301	$1,043,889	$1,514,881	$1,025,307	$728,129

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	17

Financial Highlights (continued)

	Investor A
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$28.08	$28.31	$24.11	$19.51	$20.17	$18.12

Net investment income (loss)[2]	(0.07)	(0.09)	0.04	0.05	(0.02)	(0.04)
Net realized and unrealized gain (loss)	2.43	4.06	4.21	4.55	(0.64)	2.09

Net increase (decrease) from investment operations	2.36	3.97	4.25	4.60	(0.66)	2.05

Distributions from:[3]
Net investment income	—	—	(0.05)	—	—	(0.00)[4]
Net realized gain	(5.57)	(4.20)	—	—	—	—

Total distributions	(5.57)	(4.20)	(0.05)	—	—	—

Net asset value, end of period	$24.87	$28.08	$28.31	$24.11	$19.51	$20.17

Total Return[5]
Based on net asset value	9.69%[6]	15.29%	17.67%	23.58%	(3.27)%	11.37%

Ratios to Average Net Assets
Total expenses	1.07%[7]	1.07%	1.09%	1.09%	1.08%	1.15%[8]

Total expenses after fees waived, reimbursed and paid indirectly	1.07%[7]	1.07%	1.09%	1.09%	1.07%	1.13%

Net investment income (loss)	(0.54)%[7]	(0.33)%	0.14%	0.23%	(0.09)%	(0.21)%

Supplemental Data
Net assets, end of period (000)	$1,718,761	$1,729,475	$1,845,224	$2,085,079	$1,848,149	$1,583,570

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.79434657.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[6]	Aggregate total return.

[7]	Annualized.

[8]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

18	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Financial Highlights (continued)

	Investor B
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$23.55	$24.40	$20.95	$17.13	$17.87	$16.18

Net investment loss[2]	(0.17)	(0.32)	(0.17)	(0.14)	(0.20)	(0.18)
Net realized and unrealized gain (loss)	1.98	3.47	3.62	3.96	(0.54)	1.87

Net increase (decrease) from investment operations	1.81	3.15	3.45	3.82	(0.74)	1.69

Distributions from net realized gain[3]	(5.26)	(4.00)	—	—	—	—

Net asset value, end of period	$20.10	$23.55	$24.40	$20.95	$17.13	$17.87

Total Return[4]
Based on net asset value	9.06%[5]	14.15%	16.47%	22.30%	(4.14)%	10.34%

Ratios to Average Net Assets
Total expenses	2.11%[6]	2.10%	2.16%	2.04%	1.99%	2.01%[7]

Total expenses after fees waived, reimbursed and paid indirectly	2.11%[6]	2.10%	2.16%	2.04%	1.99%	2.00%

Net investment loss	(1.58)%[6]	(1.37)%	(0.79)%	(0.72)%	(1.01)%	(1.10)%

Supplemental Data
Net assets, end of period (000)	$14,872	$16,844	$26,552	$60,559	$96,030	$171,808

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.81383276.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

[7]	Includes recoupment of past waived and/or reimbursed fees. There was no financial impact to the expense ratios.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	19

Financial Highlights (continued)

	Investor C
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,
		2014	2013	2012	2011	2010[1]

Per Share Operating Performance
Net asset value, beginning of period	$23.81	$24.64	$21.11	$17.23	$17.96	$16.25

Net investment loss[2]	(0.14)	(0.26)	(0.15)	(0.12)	(0.19)	(0.17)
Net realized and unrealized gain (loss)	2.01	3.49	3.68	4.00	(0.54)	1.88

Net increase (decrease) from investment operations	1.87	3.23	3.53	3.88	(0.73)	1.71

Distributions from net realized gain[3]	(5.42)	(4.06)	—	—	—	—

Net asset value, end of period	$20.26	$23.81	$24.64	$21.11	$17.23	$17.96

Total Return[4]
Based on net asset value	9.24%[5]	14.39%	16.72%	22.52%	(4.07)%	10.52%

Ratios to Average Net Assets
Total expenses	1.86%[6]	1.86%	1.90%	1.92%	1.91%	1.97%

Total expenses after fees waived, reimbursed and paid indirectly	1.86%[6]	1.86%	1.90%	1.92%	1.91%	1.94%

Net investment loss	(1.33)%[6]	(1.12)%	(0.68)%	(0.60)%	(0.93)%	(1.04)%

Supplemental Data
Net assets, end of period (000)	$638,224	$634,176	$613,338	$586,862	$552,456	$608,137

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]

On June 28, 2010, BlackRock Capital Appreciation Portfolio was reorganized into the Fund. The activity in the table above is for the accounting survivor, BlackRock Capital Appreciation Portfolio, for the periods prior to the date of the reorganization, and for the post-reorganization combined fund thereafter. The net asset values and other per share information have been restated for periods prior to the reorganization to reflect the share conversion ratio of 0.81539389.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

20	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Financial Highlights (concluded)

	Class R
	Six Months Ended March 31, 2015 (Unaudited)	Year Ended September 30,				Period June 28, 2010[1] to September 30, 2010
		2014	2013	2012	2011
Per Share Operating Performance
Net asset value, beginning of period	$25.25	$25.86	$22.03	$17.88	$18.56	$17.28

Net investment loss[2]	(0.09)	(0.15)	(0.03)	(0.01)	(0.09)	(0.03)
Net realized and unrealized gain (loss)	2.15	3.68	3.86	4.16	(0.59)	1.31

Net increase (decrease) from investment operations	2.06	3.53	3.83	4.15	(0.68)	1.28

Distributions from net realized gain[3]	(5.51)	(4.14)	—	—	—	—

Net asset value, end of period	$21.80	$25.25	$25.86	$22.03	$17.88	$18.56

Total Return[4]
Based on net asset value	9.55%[5]	14.96%	17.39%	23.21%	(3.66)%	7.41%[5]

Ratios to Average Net Assets
Total expenses	1.34%[6]	1.33%	1.38%	1.39%	1.40%	1.44%[6]

Total expenses after fees waived, reimbursed and paid indirectly	1.34%[6]	1.33%	1.38%	1.39%	1.40%	1.43%[6]

Net investment loss	(0.81)%[6]	(0.59)%	(0.13)%	(0.07)%	(0.42)%	(0.55)%[6]

Supplemental Data
Net assets, end of period (000)	$75,615	$80,747	$93,218	$116,598	$87,400	$74,677

Portfolio turnover rate	44%	100%	134%	77%	81%	71%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, assumes the reinvestment of distributions.

[5]	Aggregate total return.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	21

Notes to Financial Statements (Unaudited)

1. Organization:

BlackRock Capital Appreciation Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Fund is organized as a Maryland corporation.

The Fund offers multiple classes of shares. All classes of shares have identical voting, dividend, liquidation and other rights and are subject to the same terms and conditions, except that certain classes bear expenses related to the shareholder servicing and distribution of such shares. Institutional Shares are sold only to certain eligible investors. Investor B Shares are only available through exchanges and distribution reinvestments by current holders and for purchase by certain employer-sponsored retirement plans. Class R Shares are available only to certain employer-sponsored retirement plans. Investor A and Investor C Shares are generally available through financial intermediaries. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution and service plan).

Share Class	Initial Sales Charge	CDSC	Conversion Privilege
BlackRock, Institutional, and Class R Shares	No	No	None
Investor A Shares	Yes	No1	None
Investor B Shares	No	Yes	To Investor A Shares after approximately 8 years
Investor C Shares	No	Yes	None

[1]	Investor A Shares may be subject to a CDSC where no initial sales charge was paid at the time of purchase.

The Fund, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of open-end funds referred to as the Equity-Bond Complex.

2. Significant Accounting Policies:

The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s investments are valued at fair value as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern time). U.S. GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund determines the fair values of its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Directors of the Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to provide oversight of the pricing function for the Fund for all financial instruments.

Equity investments traded on a recognized securities exchange are valued at the official close price each day, if available. For equity investments traded on more than one exchange, the official close price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price. Investments in open-end registered investment companies are valued at NAV each business day.

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of business on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

The Fund values its investment in BlackRock Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon its pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments will follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act. The Fund may withdraw up to 25% of its investment daily, although the Manager of the Money Market Series, in its sole discretion, may permit an investor to withdraw more than 25% on any one day.

22	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)

In the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Investments”). When determining the price for Fair Value Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that the Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant consistent with the principles of fair value measurement, which include the market approach, income approach and/or in the case of recent investments, the cost approach, as appropriate. The market approach generally consists of using comparable market transactions. The income approach generally is used to discount future cash flows to present value and is adjusted for liquidity as appropriate. These factors include but are not limited to: (i) attributes specific to the investment or asset; (ii) the principal market for the investment or asset; (iii) the customary participants in the principal market for the investment or asset; (iv) data assumptions by market participants for the investment or asset, if reasonably available; (v) quoted prices for similar investments or assets in active markets; and (vi) other factors, such as future cash flows, interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates. Due to the inherent uncertainty of valuations of such investments, the fair values may differ from the values that would have been used had an active market existed. The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of the Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Value Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (e.g., a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Investments and be valued at their fair value, as determined in good faith by the Global Valuation Committee, or its delegate, using a pricing service and/or policies approved by the Board. Each business day, the Fund uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency: The Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund’s investments denominated in that currency will lose value because that currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value.

The Fund does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where the Fund enters into certain investments (e.g., forward foreign currency exchange contracts), that would be “senior securities” for 1940 Act purposes, the Fund may segregate or designate on its books and records cash or liquid securities having a market value at least equal to the amount of the Fund’s future obligations under such investments. Doing so allows the investment to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Fund may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	23

Notes to Financial Statements (continued)

as a reduction of cost of the related investment and/or realized gain. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Distributions: Distributions paid by the Fund are recorded on the ex-dividend date. The character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Recent Accounting Standard: In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of reverse repurchase agreements and other similar transactions. The guidance will require expanded disclosure for entities that enter into reverse repurchase agreements and similar transactions accounted for as secured borrowings. It is effective for financial statements with fiscal years beginning on or after December 15, 2014 and for interim periods beginning after March 15, 2015. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or the applicable class. Other operating expenses shared by several funds are prorated among those funds on the basis of relative net assets or other appropriate methods. Expenses directly related to the Fund and other shared expenses prorated to the Fund are allocated daily to each class based on its relative net assets or other appropriate methods.

The Fund has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

3. Securities and Other Investments:

Preferred Stock: The Fund may invest in preferred stock. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Securities Lending: The Fund may lend its securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund on the next business day. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The market value of securities on loan and the value of the related collateral are shown separately in the Statement of Assets and Liabilities as a component of investments at value — unaffiliated, and collateral on securities loaned at value, respectively. As of March 31, 2015, any securities on loan were collateralized by cash. The cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedule of Investments.

Securities lending transactions are entered into by the Fund under Master Securities Lending Agreements (each, an “MSLA”) which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Fund, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, the borrower can resell or re-pledge the loaned securities, and the Fund can reinvest cash collateral, or, upon an event of default, resell or re-pledge the collateral.

24	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)

As of March 31, 2015, the following table is a summary of the Fund’s securities lending agreements by counterparty, which are subject to offset under an MSLA:

Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Deutsche Bank Securities Inc.	$16,295,108	$(16,295,108)	—
Goldman Sachs & Co.	11,347,900	(11,347,900)	—
J.P. Morgan Securities LLC	31,880,920	(31,880,920)	—
UBS Securities LLC	22,962,349	(22,962,349)	—
Total	$82,486,277	$(82,486,277)	—

[1]

Collateral with a value of $85,027,318 has been received in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund benefits from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. The Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

4. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and/or to economically manage their exposure to certain risks such as foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to, or hedge exposure away from, foreign currencies (foreign currency exchange rate risk). A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Forward foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currencies in which some of the investments held by the Fund are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

The following is a summary of the Fund’s derivative financial instruments categorized by risk exposure:

The Effect of Derivative Financial Instruments in the Statement of Operations Six Months Ended March 31, 2015
	Net Realized Gain From	Net Change in Unrealized Appreciation/Depreciation on
Foreign currency exchange contracts:
Foreign currency transactions/translations	$151,587	$(895,412)

For the six months ended March 31, 2015, the average quarterly balances of outstanding derivative financial instruments were as follows:

Forward foreign currency exchange contracts:
Average amounts sold — in USD	$20,747,364	[1]
[1]	Actual amounts for the period are shown due to limited outstanding derivative financial instruments as of each quarter.

Counterparty Credit Risk: A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	25

Notes to Financial Statements (continued)

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrictor prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a party has to exceed a minimum transfer amount threshold (typically either $250,000 or $500,000) before a transfer is required, which is determined at the close of business of the Fund. Any additional required collateral is delivered to/pledged by the Fund on the next business day. Typically, the Fund and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to the Fund from its counterparties are not fully collateralized, the Fund bears the risk of loss from counterparty non-performance. Likewise, to the extent the Fund has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Fund bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral.

5. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

The Fund entered into an Investment Advisory Agreement with the Manager, the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee based on a percentage of the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.650%
$1 Billion - $1.5 Billion	0.625%
$1.5 Billion - $5 Billion	0.600%
$5 Billion - $7.5 Billion	0.575%
Greater than $7.5 Billion	0.550%

The Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Fund’s investment in other affiliated investment companies, if any. This amount is shown as fees waived by the Manager in the Statement of Operations.

The Fund entered into a Distribution Agreement and a Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the relevant share class of the Fund as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor B	0.25%	0.75%
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

26	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Class R shareholders.

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the Fund with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an asset-based fee or an annual fee per shareholder account, which will vary depending on share class and/or net assets. For the six months ended March 31, 2015, the Fund paid $78,031 to the affiliates of BlackRock in return for these services, which is included in transfer agent — class specific in the Statement of Operations.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended March 31, 2015, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations:

BlackRock	$1,769
Institutional	1,822
Investor A	38,794
Investor B	1,462
Investor C	5,272
Class R	243
Total	$49,362

The Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of the Fund’s business. The expense limitations as a percentage of average daily net assets are as follows:

BlackRock	0.72%
Investor C	1.94%

The Manager has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to February 1, 2025 unless approved by the Board, including a majority of the Independent Directors. On February 1 of each year, the waiver will renew automatically, so that the agreement will have a perpetual ten-year term. These amounts waived or reimbursed are shown as transfer agent fees waived — BlackRock and transfer agent fees reimbursed — BlackRock, respectively, in the Statement of Operations.

For the six months ended March 31, 2015, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares of $56,340.

For the six months ended March 31, 2015, affiliates received CDSCs relating to transactions in Investor A, Investor B, and Investor C Shares of $3,749, $446 and $20,917, respectively.

The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Fund, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Fund is responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment advisor to the private investment company will not charge any advisory fees with respect to shares purchased by the Fund.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. The Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement effective January 1, 2015, the Fund retains 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	27

Notes to Financial Statements (continued)

In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, the Fund, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows:

75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

For the period February 1, 2014 through December 31, 2014, the Fund retained 70% (75% commencing on the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in the calendar year 2014 exceeded a specified threshold and for the remainder of that calendar year) of securities lending income, and this amount retained could never be less than 65% of the total securities lending income plus the collateral investment expenses.

The share of securities lending income earned by the Fund is shown as securities lending — affiliated — net in the Statement of Operations. For the six months ended March 31, 2015, the Fund paid BIM $34,900 for securities lending agent services.

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for a portion of the compensation paid to the Fund’s Chief Compliance Officer, which is included in officer and directors in the Statement of Operations.

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common trustees. For the six months ended March 31, 2015, the sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $5,520,977.

6. Purchases and Sales:

For the six months ended March 31, 2015, purchases and sales of investments, excluding short-term securities, were $1,620,709,242 and $2,012,085,276, respectively.

7. Income Tax Information:

It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s U.S. federal tax returns remains open for each of the four years ended September 30, 2014. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Fund as of March 31, 2015, inclusive of the open tax return years, and does not believe there are any uncertain tax positions that require recognition of a tax liability in the Fund’s financial statements.

As of March 31, 2015, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,943,082,834

Gross unrealized appreciation	$840,074,100
Gross unrealized depreciation	(10,211,409)

Net unrealized appreciation	$829,862,691

8. Bank Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), was a party to a 364-day, $1.1 billion credit agreement with a group of lenders, under which the Fund may borrow to fund shareholder redemptions. Excluding commitments designated for a certain individual fund, the Participating Funds, including the Fund, could borrow up to an aggregate commitment amount of $650 million, subject to asset coverage and other limitations as specified in the agreement. Effective November 25, 2014, the credit agreement was amended to an aggregate commitment amount of $2.1 billion, of which the Participating Funds, including the Fund, can borrow up to $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The agreement terminates on April 23, 2015, unless otherwise extended to November 24, 2015 or renewed for a period of 364 days from April 23, 2015. The amended agreement has the following terms: a fee of 0.06% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus

28	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Notes to Financial Statements (continued)

0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are included in miscellaneous expenses in the Statement of Operations, and along with commitment fees, were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the six months ended March 31, 2015, the Fund did not borrow under the credit agreement.

9. Principal Risks:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Fund.

As of March 31, 2015, the Fund invested a significant portion of its assets in securities in the information technology, health care, and consumer discretionary sectors. Changes in economic conditions affecting such sectors would have a greater impact on the Fund and could affect the value, income and/or liquidity of positions in such securities.

10. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
BlackRock
Shares sold	3,042,368	$87,016,017	5,358,588	$154,298,100
Shares issued in reinvestment of distributions	3,252,508	80,174,309	2,689,621	72,700,462
Shares redeemed	(2,448,465)	(65,525,265)	(12,371,182)	(358,497,033)

Net increase (decrease)	3,846,411	$101,665,061	(4,322,973)	$(131,498,471)

Institutional
Shares sold	3,003,139	$79,228,868	5,738,124	$165,084,421
Shares issued in reinvestment of distributions	5,449,774	134,119,071	4,721,193	127,424,932
Shares redeemed	(9,077,584)	(250,183,225)	(16,043,989)	(466,063,292)

Net decrease	(624,671)	$(36,835,286)	(5,584,672)	$(173,553,939)

Investor A
Shares sold and automatic conversion of shares	3,575,091	$91,367,406	8,582,598	$236,023,544
Shares issued in reinvestment of distributions	13,221,436	308,986,498	9,416,838	243,798,760
Shares redeemed	(9,265,644)	(238,101,226)	(21,590,773)	(594,610,045)

Net increase (decrease)	7,530,883	$162,252,678	(3,591,337)	$(114,787,741)

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	29

Notes to Financial Statements (concluded)

	Six Months Ended March 31, 2015		Year Ended September 30, 2014
	Shares	Amount	Shares	Amount
Investor B
Shares sold	18,513	$401,573	42,385	$994,554
Shares issued in reinvestment of distributions	169,681	3,215,449	158,330	3,464,260
Shares redeemed and automatic conversion of shares	(163,778)	(3,508,579)	(573,414)	(13,427,564)

Net increase (decrease)	24,416	$108,443	(372,699)	$(8,968,750)

Investor C
Shares sold	2,031,870	$42,867,049	3,854,305	$90,562,928
Shares issued in reinvestment of distributions	6,675,683	127,373,031	4,012,867	88,643,465
Shares redeemed	(3,835,139)	(81,311,523)	(6,121,344)	(143,992,294)

Net increase	4,872,414	$88,928,557	1,745,828	$35,214,099

Class R
Shares sold	404,817	$9,204,245	875,379	$21,787,376
Shares issued in reinvestment of distributions	835,638	17,130,566	614,635	14,339,430
Shares redeemed	(968,735)	(21,478,164)	(1,897,301)	(46,979,906)

Net increase (decrease)	271,720	$4,856,647	(407,287)	$(10,853,100)
Total Net Increase (Decrease)	15,921,173	$320,976,100	(12,533,140)	$(404,447,902)

11. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Fund’s financial statements was completed through the date the financial statements were issued and the following item was noted:

Effective April 23, 2015, the 364-day, $2.1 billion credit agreement to which the Fund is a party, was further amended to expire on April 21, 2016, unless otherwise extended or renewed.

30	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director

Fred G. Weiss, Vice Chairman of the Board and Director

James H. Bodurtha, Director

Bruce R. Bond, Director

Donald W. Burton, Director

Honorable Stuart E. Eizenstat, Director

Robert Fairbairn, Director

Kenneth A. Froot, Director

Henry Gabbay, Director

John F. O’Brien, Director

Roberta Cooper Ramo, Director

David H. Walsh, Director

John M. Perlowski, Director, President and Chief Executive Officer

Jennifer McGovern, Vice President

Neal Andrews, Chief Financial Officer

Jay Fife, Treasurer

Charles Park, Chief Compliance Officer

Fernanda Piedra, Anti-Money Laundering Compliance Officer

Benjamin Archibald, Secretary

Effective December 31, 2014, Paul L. Audet and Laurence D. Fink resigned as Directors of the Fund. Effective January 1, 2015, Robert Fairbairn and John M. Perlowski were appointed to serve as Directors of the Fund.

Effective March 1, 2015, Charles Park resigned as Anti-Money Laundering Compliance Officer of the Fund and Fernanda Piedra became Anti-Money Laundering Compliance Officer of the Fund.

Effective as of the close of business on May 13, 2015, Valerie G. Brown and Donald C. Opatrny were appointed to serve as Directors of the Fund.

Investment Advisor	Custodian	Distributor	Address of the Fund
BlackRock Advisors, LLC Wilmington, DE 19809	The Bank of New York Mellon New York, NY 10286	BlackRock Investments, LLC New York, NY 10022	100 Bellevue Parkway Wilmington, DE 19809

Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	31

Additional Information

General Information

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Fund at (800) 441-7762.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund voted proxies relating to securities held in the Fund’s portfolios during the most recent 12-month period ended June 30 is available, upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock’s Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing. Visit http://www.blackrock.com for more information.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock portfolios, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

32	BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK CAPITAL APPRECIATION FUND, INC.	MARCH 31, 2015	33

This report is intended for current holders. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless preceded or accompanied by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

CapApp-3/15-SAR

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – Not Applicable to this semi-annual report

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

2

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Capital Appreciation Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Capital Appreciation Fund, Inc.
Date: June 2, 2015
By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock Capital Appreciation Fund, Inc.

Date: June 2, 2015

3